UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

              Pursuant to Section 13 or 15(d) of the Securities and
                              Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 12, 1998

                             HelpMate Robotics Inc.
             (Exact name of registrant as specified in its charter)

        Connecticut                      1-14160                  06-1110906
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


       Shelter Rock Lane
       Danbury, Connecticut                                     06801
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (203) 798-8988

Item 5. Other Events

HelpMate Robotics Inc. is greatly saddened by the death, on August 6, 1998, of Thomas K. Sweeny, its President and Chief Executive Officer. Joseph F. Engelberger, Chairman of HelpMate Robotics Inc., has been elected Chief Executive Officer of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                HelpMate Robotics Inc.
                                                ----------------------
                                                     (Registrant)


Date: August 12, 1998                       /s/ Joseph  F. Engelberger
                                            ------------------------------------
                                            Joseph F. Engelberger
                                            Chairman and Chief Executive Officer